EXHIBIT 99.4

GSAA-04-07, Term Sheet - Price/Yield - AF4 to Call, Constant LIBOR, 100 PPC

Balance            $45,430,000.00    Delay            24
Coupon             5.5               Dated            8/1/2004
Settle             8/31/2004         First Payment    9/25/2004

              Price           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
                              Yield           Yield           Yield           Yield           Yield
                      -------------   -------------   -------------   -------------   -------------
            95.5692          5.8664          6.0543          6.1856          6.5304          6.9978
            95.6942          5.8568          6.0388          6.1659          6.4998          6.9523
            95.8192          5.8472          6.0233          6.1463          6.4693          6.9070
            95.9442          5.8376          6.0078          6.1266          6.4388          6.8617
            96.0692          5.8280          5.9923          6.1070          6.4083          6.8165
            96.1942          5.8184          5.9768          6.0875          6.3779          6.7714
            96.3192          5.8089          5.9614          6.0679          6.3475          6.7263
            96.4442          5.7993          5.9460          6.0484          6.3172          6.6813
            96.5692          5.7898          5.9307          6.0289          6.2869          6.6364
            96.6942          5.7803          5.9153          6.0095          6.2567          6.5916
            96.8192          5.7709          5.9000          5.9901          6.2266          6.5468
            96.9442          5.7614          5.8847          5.9707          6.1964          6.5021
            97.0692          5.7520          5.8694          5.9513          6.1664          6.4575
            97.1942          5.7425          5.8542          5.9320          6.1363          6.4130
            97.3192          5.7331          5.8390          5.9127          6.1064          6.3685
            97.4442          5.7238          5.8238          5.8935          6.0764          6.3241
            97.5692          5.7144          5.8086          5.8742          6.0465          6.2798

                WAL           27.23           11.83            8.64            5.07            3.26
           Mod Durn          13.558           8.388           6.620           4.260           2.871
   Principal Window   Dec30 - Feb32   Oct13 - Apr17   Aug10 - Apr14   Mar08 - Dec10   Jan07 - Feb09

          LIBOR_1MO          1.5737          1.5737          1.5737          1.5737          1.5737
             Prepay           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

Swap Mat      1YR      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
Yld        2.3413   2.7677   3.2201   3.5684   3.8518   4.0853   4.2782   4.4410   4.5793   4.6977   4.8007   4.8927

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF4 to Maturity, Constant LIBOR, 100 PPC

Balance            $45,430,000.00    Delay            24
Coupon             5.5               Dated            8/1/2004
Settle             8/31/2004         First Payment    9/25/2004

              Price           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
                              Yield           Yield           Yield           Yield           Yield
                      -------------   -------------   -------------   -------------   -------------
            95.5692          5.8676          6.0564          6.1725          6.4807          6.9888
            95.6942          5.8580          6.0423          6.1552          6.4534          6.9438
            95.8192          5.8485          6.0283          6.1379          6.4262          6.8989
            95.9442          5.8389          6.0143          6.1205          6.3990          6.8541
            96.0692          5.8294          6.0004          6.1033          6.3718          6.8093
            96.1942          5.8199          5.9864          6.0860          6.3447          6.7646
            96.3192          5.8104          5.9725          6.0688          6.3177          6.7200
            96.4442          5.8009          5.9586          6.0516          6.2907          6.6754
            96.5692          5.7914          5.9447          6.0345          6.2637          6.6310
            96.6942          5.7820          5.9309          6.0174          6.2368          6.5866
            96.8192          5.7726          5.9170          6.0003          6.2099          6.5422
            96.9442          5.7632          5.9032          5.9832          6.1831          6.4980
            97.0692          5.7538          5.8895          5.9662          6.1563          6.4538
            97.1942          5.7444          5.8757          5.9492          6.1296          6.4097
            97.3192          5.7351          5.8620          5.9322          6.1029          6.3656
            97.4442          5.7258          5.8483          5.9153          6.0763          6.3217
            97.5692          5.7165          5.8346          5.8984          6.0497          6.2778

                WAL           27.61           14.08           10.49            5.96            3.30
           Mod Durn          13.637           9.294           7.518           4.783           2.899
   Principal Window   Dec30 - Jun33   Oct13 - May29   Aug10 - Mar25   Mar08 - Sep18   Jan07 - Feb10

          LIBOR_1MO          1.5737          1.5737          1.5737          1.5737          1.5737
             Prepay           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

Swap Mat      1YR      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
Yld        2.3413   2.7677   3.2201   3.5684   3.8518   4.0853   4.2782   4.4410   4.5793   4.6977   4.8007   4.8927

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.